UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2007

VIRAGE LOGIC CORPORATION

(Exact name of registrant as specified in its charter)

000-31089

(Commission File Number)

Delaware	77-0416232
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

47100 Bayside Parkway

Fremont, California 94538

(Address of principal executive offices, with zip code)

(510) 360-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On August 15, 2007, we filed a Current Report on Form 8-K reporting that we completed the acquisition of Ingot Systems, Inc., a privately-held company. In that Current Report, we indicated that the financial statements and pro forma financial information required under Item 9.01 of Form 8-K would be filed no later than 74 calendar days after the date of the Current Report reporting the acquisition was required to be filed. This Amendment No. 1 to our August 15, 2007 Current Report on Form 8-K contains the required financial statements and pro forma financial information.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The following consolidated financial statements of Ingot Systems, Inc. are attached as Exhibit 99.1 to this Form 8-K/A:

Consolidated Balance Sheets as of December 31, 2006 and 2005 and June 30, 2007 (unaudited)

Consolidated Statements of Operations for the years ended December 31, 2006 and 2005 and six months ended June 30, 2007 (unaudited) and 2006 (unaudited)

Consolidated Statements of Stockholders’ Equity (Deficiency) for the years ended December 31, 2006 and 2005 and six months ended June 30, 2007 (unaudited)

Consolidated Statements of Cash Flows for the years ended December 31, 2006 and 2005 and six months ended June 30, 2007 (unaudited) and 2006 (unaudited)

Notes to the Consolidated Financial Statements

(b)	Pro Forma Financial Information

The pro forma financial information with respect to the acquisition of Ingot Systems Inc. by Virage Logic Corporation is attached as Exhibit 99.2 to this Form 8-K/A:

Unaudited Pro Forma Condensed Combined Financial Information (Introduction)

Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2007

Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended September 30, 2006

Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended June 30, 2007

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(d)	Exhibits

23.1	Consent of Independent Accountants.

99.1	Consolidated Financial Statements of Ingot Systems, Inc. and Subsidiaries for the years ended December 31, 2006 and 2005 and the six months ended June 30, 2007 (unaudited) and 2006 (unaudited).

99.2	Unaudited pro forma condensed combined financial information of Virage Logic Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRAGE LOGIC CORPORATION

Date: October 29, 2007	By:	/s/ Christine Russell
Christine Russell
Vice President of Finance and Chief Financial Officer

3